Exhibit 99.2

Roseland Residential Trust Supplemental Operating and Financial Data Roseland Residential Trust Supplemental Operating and Financial Data 4Q 2016

2 Monaco 523 apartments operating M2 at Marbella 311 apartments operating Marbella 412 apartments operating Jersey City Waterfront

Index RRT Overview Company Overview NAV Breakdown 2017 Objectives Portfolio Summary RRT Financial Schedules Balance Sheet Income Statement Liability Overview Community Highlights Operating In-Construction Predevelopment and Future Development 3 Q4 2016 Quarry Place at Tuckahoe Monaco

Roseland Residential Trust Overview Q4 2016

The Company-
Roseland Residential Trust

- Roseland Residential Trust (RRT or Roseland), Mack-Cali's multi-family platform and a premier full-service residential and mixed-use developer along the waterfront and select markets in the Northeast with an industry-leading reputation for successful conception, execution, and management of class A residential developments

- RRT has a scalable and integrated business platform. RRT oversees operating and in-construction assets (8,677 units), a geographically desirable land portfolio (10,340 units), sourcing of new development and acquisition opportunities, and repurposing activities

- RRT was formed on December 31, 2015 as a separate subsidiary of Mack-Cali to further facilitate disclosures, transparency, and capital flexibility of the residential platform. RRT contains all of Mack-Cali's residential holdings, including office assets with likely residential repurposing potential

- RRT is governed by a Board of Directors consisting of: William Mack, David Mack, Michael DeMarco, Mitchell Rudin, and Marshall Tycher

- RRT's executive leadership, a cohesive team since 2003, has an average experience of 18 years at Roseland and 27 years in the industry:

Marshall Tycher	Founder & Chairman
Michael DeMarco	Chief Executive Officer
Andrew Marshall	President & Chief Operating Officer
Ivan Baron	Chief Legal Counsel
Bob Cappy	Chief Financial Officer
Gabriel Shiff	Chief Investment Officer
Brenda Cioce	President, Roseland Residential Services

- **Subsequent to year-end, Roseland reached an agreement with The Rockpoint Group, L.L.C., to invest $300mm in equity to facilitate the continued expansion of RRT (see page 10)**

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLES

Q4 2016 5

Roseland Market and Portfolio Overview- Management’s Discussion & Objectives 6 Q4 2016 RRT manages a growing portfolio of owned, under construction, and future development assets on the New Jersey Waterfront, Boston, Philadelphia and Washington D.C. with the remaining holdings primarily in suburban locations in high income areas in New Jersey. RRT is well positioned to benefit from the demographics and shortage of new class A housing in these markets, with fundamentals and macroeconomic trends in our core geographies continuing to show strength. Rents in our primary sub-markets, markets fueling much of our development activity, have continued to grow over the last year: Jersey City at 2.05% and Overlook Ridge at 4.96% Jersey City Market Performance: In 2016, M2 in Jersey City showed strength having absorbed approximately 50 apartments/month, stabilizing in November 2016. Further, rents increased from original underwriting levels of $41/SF to a current schedule of $49/SF. We opened Urby at Harborside and anticipate similar marketplace absorption. Subsequent to year-end RRT increased its ownership in land holding of Plaza 8 & 9 from 50% to 100% Subsequent to year-end RRT reached an agreement to acquire partners’ interest in Monaco, increasing its ownership from 15% to 100% Competitive Portfolio Metrics: Roseland’s high-barrier-to-entry class A portfolio is at the forefront of characteristics supportive of market-leading property valuations and comparable/superior to leading publicly traded residential REITs: (i) top in market rents: Average revenue per unit of $2,706 (ii) young, and trending lower, average building age: Average age of 11 years (iii) geographically concentrated in northeast gateway markets: Approximately 87% of the assets are in a gateway market with average Percentage Leased of 96.3% Target Portfolio: RRT targets approximately 12,455 operating and in-construction apartments by year-end 2018. This growth of approximately 3,800 apartments will be achieved through completion of its in-construction portfolio and new development activities from Roseland’s valuable land holdings

Portfolio Overview-
Net Asset Value (NAV) Summary

At year-end 2016 Roseland had an approximate NAV of $1.35bn

- **Status:** Roseland's 8,677 unit Operating and In-Construction portfolio contributes 81% of NAV
- **In-Construction Assets:** RRT's In-Construction portfolio (average ownership of 93.6%) currently contributes approximately $321mm of NAV with expected growth to over $600mm NAV upon stabilization

($ in millions)

		Number of Properties / Projects	Number of Units	Estimated Asset Value		Asset Value Breakdown [1]			RRT % of Total
				Total	Per Unit	Debt	JV Partner	Roseland	
Status	Operating Properties - Wholly Owned	7	2,027	$564	$278	$194	$0	$370	27.4%
	Operating Properties - Joint Venture	5	1,940	1,049	541	517	340	192	14.2%
	Operating Properties - Subordinate Interest	4	1,647	950	577	514	384	52	3.8%
	Subtotal: Operating Properties	16	**5,614**	$2,563	$457	$1,225	$724	$614	**45.4%**
	In-Construction	10	**3,063**	746	243	206	58	482	**35.7%**
	Pre / Future Development	33	10,340	427	41	0	191	236	17.4%
	Subtotal	**59**	**19,017**	**$3,736**	**$196**	**$1,431**	**$973**	**$1,332**	**98.5%**
Fee Business	**Fee Income Business / Platform**			**$20**				**$20**	**1.5%**
Total	**Total**			**$3,756**		**$1,431**	**$973**	**$1,352**	**100.0%** [2]

$264 higher than Balance Sheet mark for in-construction assets



Urby at Harborside
Jersey City, NJ
Initial Occupancy: Q1 2017



RiverHouse 11 at Port Imperial
Weehawken, NJ
Initial Occupancy: Q1 2018



Marriott Hotels at Port Imperial
Weehawken, NJ
Initial Occupancy: Q2 2018

Notes:
(1) Breakdown excludes $572mm of discounts to JV Partner and Roseland value for assets currently under construction or renovation.
(2) Roseland year-end NAV represents a valuation midpoint between $1.28bn and $1.42bn.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q4 2016 7

Portfolio Overview- Net Asset Value (NAV) Summary

At year-end 2016 Roseland had an approximate NAV of $1.35bn

- **Ownership:** Wholly-owned and joint venture interests represent **~95%** of NAV

($ in millions)

		Number of Properties / Projects	Number of Units	Estimated Asset Value: Total	Estimated Asset Value: Per Unit	Asset Value Breakdown [(1)]: Debt	Asset Value Breakdown [(1)]: JV Partner	Asset Value Breakdown [(1)]: Roseland	RRT % of Total
Ownership	Wholly-Owned	34	8,385	$947		$210	$21	$715	52.9%
	Joint Venture	21	8,985	1,837		706	567	564	41.8%
	Subordinated Interest	4	1,647	952		514	386	52	3.8%
	Subtotal	**59**	**19,017**	**$3,736**		**$1,431**	**$973**	**$1,332**	**98.5%**
Fee Business	**Fee Income Business / Platform**			**$20**				**$20**	**1.5%**
Total	**Total**			**$3,756**		**$1,431**	**$973**	**$1,352**	**100.0%** [(2)]

- **Markets:** Geographically concentrated on the Hudson River Waterfront and Boston Metro markets **~77%**

		Number of Properties / Projects	Number of Units	Estimated Asset Value: Total	Estimated Asset Value: Per Unit	Debt	JV Partner	Roseland	RRT % of Total
Markets	Hudson River Waterfront	23	9,503	$2,182		$866	$716	$599	44.3%
	Hudson River Waterfront - Jersey City	*11*	*5,909*	*1,273*		*507*	*415*	*350*	*25.9%*
	Hudson River Waterfront - Port Imperial	*12*	*3,594*	*909*		*359*	*302*	*249*	*18.4%*
	New York Metro	20	3,949	365		132	82	151	11.2%
	Philadelphia Metro	2	516	35		0	0	35	2.6%
	Washington, D.C.	4	1,724	544		266	175	104	7.7%
	Boston Metro	10	3,325	610		166	0	443	32.8%
	Subtotal	**59**	**19,017**	**$3,736**		**$1,431**	**$973**	**$1,332**	**98.5%**
Fee Business	**Fee Income Business / Platform**			**$20**				**$20**	**1.5%**
Total	**Total**			**$3,756**		**$1,431**	**$973**	**$1,352**	**100.0%** [(2)]

Notes:
(1) Breakdown excludes $572mm of discounts to JV Partner and Roseland value for assets currently under construction or renovation.
(2) Roseland year-end NAV represents a valuation midpoint between $1.28bn and $1.42bn.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLES

Q4 2016 8

Portfolio Overview- Net Asset Value (NAV) Breakdown 9 Q4 2016 As of December 31, 2016, Roseland’s approximate $1.35bn NAV was comprised of: Top NAV (net equity) contributors (63%)(1) Pre / Future Development Land -$236mm Alterra at Overlook Ridge - $192mm(2) Urby at Harborside - $184mm Portside 7 & 5/6 at East Pier - $89mm Chase I & II at Overlook Ridge - $88mm RiverHouse 11 at Port Imperial - $60mm Notes: Includes both stabilized and in-construction assets. Subsequent to year-end, RRT closed on a $100mm financing on Alterra at Overlook Ridge. Operating Properties 57% In - Construction 24% Pre / Future Development 17% Other 2% NAV by Asset Status Hudson River Waterfront 44% Boston Metro 33% New York Metro 11% Washington, D.C. 8% Philadelphia Metro 3% Other 1% NAV by Market

Roseland Capitalization - Rockpoint Transaction Overview [(1)]

Affiliates of Rockpoint Group, L.L.C. ("Rockpoint") are making a $300mm strategic equity investment in RRT to facilitate RRT's ongoing and future development, acquisition and repurposing activities.

Equity Commitment:

- Rockpoint will commit to fund $300mm of equity into RRT over the next two years, with $150mm funded at closing
- Mack-Cali will have the option to fund up to $200mm of equity into RRT after Rockpoint's commitment is fully funded
- RRT will receive a deemed funded existing equity value at closing of $1.23bn
- Upon full Rockpoint and Mack-Cali funding, pro forma ownership would be ~83% Mack-Cali and ~17% Rockpoint

Waterfall:

1. 6% annual dividend on funded equity (Rockpoint and RRT)
2. 6% annual return on RRT existing equity, with Rockpoint receiving an additional 5% of the amount distributed to RRT
3. Pro Rata based on funded equity and RRT existing equity
4. RRT Promote: Upon a capital event, Rockpoint's pro-rata distribution shall reduce by 50% after achieving an 11% annual IRR

Other Key Provisions:

- RRT and Rockpoint will have the right to cause redemption of the "Rockpoint Transaction" after the fifth anniversary of the closing date without penalty
- RRT will control governance of the company, but for limited events where consent is required
- Mack-Cali will have the right to spinout its interests in RRT or otherwise create a public listing for RRT at anytime

Note:
(1) Please see public filings for complete Rockpoint Transaction disclosure.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q4 2016 10

Roseland Overview- 2017 Objectives

- **Capital Raise**: The Company is scheduled to close on the Rockpoint Transaction in March thereby allowing the continued growth of RRT without burdening the Company's balance sheet
- **Capital Commitments:** Roseland's known projected future capital commitments for its in-construction portfolio and the pending Monaco acquisition is approximately $226mm, to be funded primarily with Rockpoint capital

Category	Amount ($M)
In-Construction Portfolio (Remaining Commitment)	$95
Monaco Acquisition (March 2017)	131
Total	**$226** (1)

- **Subordinate Interest Reduction:** In 2016, RRT made significant strides in reducing its subordinate interest partnerships. At year-end 2015, RRT had an interest in 3,025 subordinate operating apartments. As of December 31, 2016 RRT's subordinate interest portfolio was reduced to 1,647 apartments (**a 46% reduction**). With the recent announcement of the Monaco acquisition and Estuary disposition, Roseland will have two remaining subordinated interests, inclusive of the valuable Marbella interest
- **Construction Starts**: 2017 target start activity of 1,604 apartments will produce an operating and in-construction portfolio at year-end 2017 of approximately 9,699 apartments, with average ownership of 76%
- **Office Transfers/Repositionings:** The completion of transfers for six additional Mack-Cali office holdings to RRT for repurposing activities (see page 27)



Y/E 2017 Portfolio
18,435 apartments
6,229
34%
8,736
47%
3,470
19%
Operating (Incl. Subordinate Interests)
In-Construction
Land Inventory

Notes:
(1) Net of anticipated construction loans

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q4 2016 11

Growth 47.9% Portfolio Overview Roseland envisions continuous growth of its operating residential portfolio: Notes: Includes 612 hotel keys and 1,770 apartments of Identified Repurposing units (see page 42). Total unit count reduces due to the pending disposition of Estuary. Classification Operating Communities Operating Communities (Subordinated Interests) In-Construction Communities Subtotal Predevelopment and Future Communities Total (1) Y/E 2016 3,967 1,647 3,063 8,677 10,340 19,017 Y/E 2017 5,687 542 3,470 9,699 8,736 18,435 Y/E 2018 6,709 542 5,204 12,455 5,980 18,435 12 Q4 2016 0

Notes: Year-end 2018 projections based on execution of Roseland’s development/operating plan described herein and internal company projections. Year-end 2020 cash flow projection is $85-$95mm. Roseland has exhibited growth across key financial metrics since its acquisition with forecasts of continued material growth Roseland Overview- Financial Metric Growth 13 Q4 2016 October 2012 December 2016 Year End 2018 (1)(2) Total Oct-2012 Delta Total Oct-2012 Delta Operating & Construction Apts. 3,533 8,677 5,144 12,273 8,740 Future Development Apts. 7,086 10,340 3,254 5,980 (1,106) Subordinated Interests Apts. 3,533 1,647 (1,886) 542 (2,991) Average Operating and Construction Ownership 22.3% 65.7% 43.4% 80.1% 57.8% Annual Property Cash Flow ($ in millions) $0.5 $18.0 $17.5 $59.2 $58.7 NAV ($ in millions) $115 $1,352 $1,237 $2,421 $2,306 Projected Growth Actual Growth

Operating and In-Construction Properties- Geographic Breakdown 14 Q4 2016 Portfolio Summary (% by units) Operating Properties In Construction Boston Metro 4 properties / 1,560 units 2 properties / 661 units Total 6 properties / 2,221 units Jersey City 3 properties / 1,246 units 1 property / 763 units Total 4 properties / 2,009 units Suburban NJ, NY & PA 6 properties / 738 units 5 properties / 972 units Total 11 properties / 1,710 units Washington DC 2 properties / 1,172 units Port Imperial 2 properties / 898 units 2 properties / 667 units Total 4 properties / 1,565 units Roseland’s operating portfolio is predominantly located in gateway markets with an average asset age of 11 years. Port Imperial 18% Suburban NJ, NY & PA 20% Washin gton DC 13% Jersey City 23% Boston Metro 26%

Future Development Properties- Geographic Breakdown 15 Q4 2016 Portfolio Summary (% by units) Boston Metro 4 properties / 1,104 units Jersey City 7 properties / 3,900 units Suburban NJ, NY & PA 11 properties / 2,755 units Washington DC 2 properties / 552 units Port Imperial 8 properties / 2,029 units Roseland’s strategically located land portfolio will fuel its future growth: Acquisition Risk: Portfolio growth is not subject to acquisition risk as Roseland controls its sizable future development portfolio inclusive of accretive repurposing opportunities Development Risk: Future development is substantially in communities where Roseland has developed before, or more specifically adjacent to existing developments, thereby dramatically reducing our development risk. This allows RRT to have intimate knowledge on operating expenses and construction costs, and most importantly, achievable rent thresholds Port Imperial 19% Suburban NJ, NY & PA 26% Washington DC 9% Jersey City 36% Boston Metro 10%

Hudson Waterfront Overview- Jersey City Jersey City continues to demonstrate demand for luxury housing as residents seek an alternative to Manhattan rents with convenient access to public transportation and a growing restaurant and neighborhood lifestyle. RRT has concentrated on building our portfolio of Jersey City assets, most recently by increasing Roseland ownership to 100% in Plaza 8 and Plaza 9 land holdings and reaching an agreement to purchase our partners’ interests in Monaco (523 apartments). With over 14 square miles and multiple sub-markets, RRT assets are strategically located on the highly desirable Jersey City Waterfront. 16 Q4 2016 JERSEY CITY, NJ RRT Core Jersey City Holdings NYC Jersey City 2017 Projected Cash Flow 2019 Projected Cash Flow % RRT NAV $11mm $21mm 26% Monaco - 523 units Urby at Harborside - 763 units Opening Q1 2017

Jersey City- Over Development: The Myth

Numerous sources have reported +23,000 unit development hitting Jersey City in the near future.
In fact, this is only the potential numbers which include secondary locations, some without streets or utilities

- To date, successful absorption of ~8,000, with the market maintaining strong occupancy (+95%) and continued rent growth (3-5%)
- Of the 15,000 remaining units, secondary sub-markets make up approximately 9,000 (60%) of the remaining units
- ~ 6,000 units are approved for development in Jersey City Premier Markets (Waterfront and Exchange Place)

Operating (1996-2016)	Submarkets		Premier Markets	
8,000	Journal Square	3,600	Waterfront	3,000
	Liberty Harbor	4,400	Exchange Place	3,000
	Other	1,000		6,000
		9,000		



Liberty Harbor
4,400 units
Journal Square
3,600 units
Exchange Place
3,000 units
Waterfront
3,000 units

★ **Represents approved future multifamily development in Premier Market.**

ROSELAND RESIDENTIAL TRUST

Q4 2016 17

Jersey City- Future Competitive Pipeline



Waterfront
Exchange Place

Jersey City

The market has reacted to fears of over supply by slowing down delivery.

Jersey City Premier Market Development

- Of the ~6,000 units approved for future development, approximately 2,600 are scheduled to open in the next two years.
- RRT represents 29% of the supply
  - Jersey City Urby at Harborside -763 units (opened Q1 2017)
- The remaining units consist of four projects over two major submarkets with an average unit count of ~460 units

2017 / 2018 Projected Openings (Premier Markets)

	Units	Projected Opening	Developer
Urby at Harborside	763	Opened (Q1 2017)	Roseland & Ironstate
The Ellipse	376	2017	Lefrak
The Morgan Phase II	510	2017	Toll Brothers
90 Columbus	539	2017	Panepinto & Ironstate
Hudson Exchange	421	2018	Forest City
Total	2,609		

Jersey City Competitive Approved Multifamily Developments



2,000
1,500
1,000
500
0
RRT
763
1,425
421
2017 Deliveries
2018 Deliveries

ROSELAND RESIDENTIAL TRUST

Q4 2016
18

Jersey City- Development Pipeline 19 The market has reacted to fears of over supply by slowing down delivery. 3-4 5 7 10 8 9 11 2 6 1 14 17 15 13 12 Project Submarket Units Status 1 The Ellipse Newport 376 Under Construction 2 Marbella II Exchange Place 311 Completed 3 Urby at Harborside Exchange Place 763 Completed 4 Urby Future Exchange Place 1,500 Planned 5 Trump Bay Street Exchange Place 447 Completed 6 Hudson Exchange Exchange Place 421 Under Construction 7 350 Warren Powerhouse/Arts 360 Completed 8 Morgan Provost Square II Powerhouse/Arts 510 Under Construction 9 Oakmont Powerhouse/Arts 159 Completed 10 Leer Site Powerhouse/Arts 700 Planned 11 111 First Street Powerhouse/Arts 350 Planned 12 70 / 90 Columbus Grove Street 942 Completed / U/C 13 Van Vorst & Sussex Paulus Hook 150 Under Construction 14 235 Grand Liberty Harbor 670 Planned 15 Liberty Harbor North Liberty Harbor 900 Under Construction 16 Hamilton Urban Renewal Hamilton Park 400 Under Construction TOTALS Under Construction 2,757 Planned 3,220 Recently Delivered 2,982 TOTAL 8,959 Source: JLL Capital Markets Group Q4 2016

Jersey City: Stereotypes 20 Q4 2016 None of my friends will visit me I can’t afford Paulus Hook Strollers & Lattes Beards & Flannels I plan on being here awhile 2016’s Ellis Island I work 15 hour days and want all amenities in my building Not-starving artist enclave Source: JLL Capital Markets Group

Jersey City vs New York Rental Rate Comparison 21 Q4 2016 184 Kent Avenue Williamsburg, Brooklyn M2 Jersey City Size Studios: 489 - 662 sf 1 Bedroom: 714 - 848 sf 2 Bedroom: 1,013 - 1,276 sf 3 Bedroom: 1,449 sf Rent Studios: $2,100 - $2,625 ($3.75 - $4.29) 1 Bedroom: $2,750 - $2,900 ($3.36 - $3.87) 2 Bedroom: $3,650 - $4,250 ($3.33 - $3.78) 3 Bedroom: $5,550 ($3.83) Size Studios: 485 sf 1 Bedroom: 679 sf 2 Bedroom: 995 sf 3 Bedroom: 1,282 sf Rent Studios: $2,723 ($5.61) 1 Bedroom: $3,519 ($5.18) 2 Bedroom: $4,885 ($4.91) 3 Bedroom: $7,123 ($5.56) Prism at Park Avenue South 28th Street, Manhattan Size Studios: 499 sf 1 Bedroom: 783 sf 2 Bedroom: 1,266 sf 3 Bedroom: 1,580 sf Rent Studios: $4,097 ($8.20) 1 Bedroom: $6,359 ($8.13) 2 Bedroom: $9,339 ($7.38) 3 Bedroom: $13,827 ($8.75) Jersey City: +/- $3.00 to $4.00 psf Brooklyn: +/- $5.00 to $6.00 psf Manhattan: +/- $8.00 to $9.00 psf Source: JLL Capital Markets Group

Jersey City - Demographics

Moving to Jersey City?
Join the Club

The New York Times
Feb. 12, 2016

"Jersey City is no longer just another gritty town on the wrong side of the Hudson River, dismissed by apartment hunters. As its population soars, new housing rises and buyers get wind of the quick train commute it offers to New York, Jersey City is shedding its dingy image and emerging as a destination of choice.

An influx of new arrivals priced out of Manhattan and Brooklyn is helping make it the fastest growing metropolitan area in New Jersey….And with the inventory of available homes at a three-year low, bidding wars are driving up prices downtown, pushing newcomers farther inland."

	1-Mile Exchange Place	Jersey City	Hoboken	Hudson County	Waterfront*	Brooklyn	Lower Manhattan**
Population Growth							
2015 – 2020	**9.13%**	5.43%	6.49%	5.04%	4.99%	4.37%	2.89%
2010 – 2015	**10.23%**	4.37%	5.89%	3.86%	3.99%	3.53%	2.14%
Median Age	**32.7**	34.0	32.5	34.8	35.5	34.9	36.7
Renter Occupied Housing (as % of Total HH)	**74.8%**	71.8%	68.9%	69.4%	68.1%	72.8%	77.4%
Est. Avg HH Income	**$118,340**	$78,513	$143,025	$82,094	$82,990	$65,852	$124,191
Est. Avg Per Capita Income	**$58,955**	$31,201	$72,396	$32,346	$33,456	$24,405	$63,350

* Waterfront includes Bayonne, Jersey City, Hoboken, Union City, West New York, Weehawken, North Bergen, Cliffside Park, Fairview, Edgewater and Fort Lee.
** Lower Manhattan includes neighborhoods south of 23rd Street

Source: JLL Capital Markets Group

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q4 2016

22

Jersey City – Submarket Rents 23 Q4 2016 Powerhouse Arts District: New construction; Highest psf rent Liberty Harbor: Smallest units; Lowest rents Exchange Place: Second in unit size and rents ; +/- 10 years old, large towers Grove Street: Diverse inventory, new construction, strong velocity Paulus Hook: Largest units and highest rents; Lags in age, height and psf rents Newport: Oldest product; Lowest rental rates per square foot Age Height Unit Size Rent Rent Per SF Superior Powerhouse Arts District (2015) Exchange Place (31 Floors) Paulus Hook (998 sf) Paulus Hook ($3,394/mo) Grove Street ($4.12 psf) Inferior Newport (1999) Liberty Harbor (9 Floors) Liberty Harbor (745 sf) Liberty Harbor ($2,706/mo) Newport ($3.17 psf) Source: JLL Capital Markets Group

Notes: Approximately 26% of units available for leasing at year-end. As of February 19, 2017, asset was 25% leased. As of February 19, 2017, asset was 30% leased. 2015/2016 Achievements - Development Roseland Overview- Development Activity and Cash Flow 24 Q4 2016 Lease-Up Commencements % Leased Units Projected Yield Stabilized RRT Cash Flow M2 at Marbella 95.5% 311 7.01% $1.48M Quarry Place at Tuckahoe(1) 12.0% 108 6.61% $2.25M Chase II at Overlook Ridge (2) 11.0% 292 6.41% $2.87M Total 48.1% 711 6.70% $6.60M Opened Q1 2017 Urby at Harborside Q1 2017 763 6.81% $9.10M In-Construction Portfolio Signature Place at Morris Plains Q4 2017 197 6.64% $2.2M Residences at City Square Q4 2017 365 6.46% $3.6M Lofts at 40 Park Q1 2018 59 6.72% $280K RiverHouse 11 at Port Imperial Q1 2018 295 6.20% $4.20M Portside 5/6 Q2 2018 296 6.18% $3.80M By year-end 2020, Roseland projects additional cash flow contribution of approximately $38mm from its current lease-up and in-construction development activities RiverHouse 11 at Port Imperial M2 at Marbella

25 Q4 2016 Roseland Overview- Development Activity and Cash Flow In-Construction Portfolio (Continued) Initial Occ. Units Projected Yield Stabilized RRT Cash Flow Marriott Hotels at Port Imperial Q2 2018 372 10.03% $7.10M 51 Washington Street Q2 2019 310 6.00% $2.4M 233 Canoe Brook (Apartments) Q3 2019 200 7.65% $3.27M 150 Monument Road Q4 2019 206 6.14% $1.58M Total 3,063 6.98% (1) $37.5M Marriott Hotels at Port Imperial Notes: Projected stabilized yield without the Marriott Hotels project is 6.53 percent. $0 $15 $30 $45 2017 2018 2019 2020 RRT Cash Flow Contribution ($38M) 150 Monument 233 Canoe Brook 51 Washington Marriott Hotels Portside 5/6 RiverHouse 11 Lofts at 40 Park Signature Place URL Chase II Quarry Place M2

Roseland Overview- Acquisition Highlights

Through 4Q 2016, Roseland spent net capital of $79mm ($125mm acquisitions* ; $46mm dispositions) to increase portfolio cash flow and ownership. Moreover, and in continuation of the Company's strategy, subsequent to year-end, RRT reached several agreements to further reduce its subordinate interests and expand its ownership:

Q1 2017

- **Acquisition:** Acquired partners' interest in Plaza 8/9 (development site along the Jersey City waterfront); resulting in 100% ownership
- **Pending Acquisition:** Reached agreement to acquire partners' interests in Monaco in Jersey City (523 units); resulting in 100% ownership
  - **Immediate annual cash flow contribution of approximately $7.8mm**
- **Disposition:** 7.5% Subordinate interest in Estuary in Weehawken



RiverTrace
West New York, NJ



Overlook Ridge,
Malden MA

Acquisition Activity (generating greater ownership)	Results
Majority partner's interest in Portside at East Pier; Minority partner's interest in Portside at East Pier, 5/6 and 1-4 (2Q 2016)	**100%** ownership in Portside at East Pier **100%** ownership in Portside 5/6 and 1-4
Minority JV partner's 25% subordinated interest in RiverTrace (2Q 2016) subsequently converted 50% subordinated interest to heads-up	**22.5%** ownership in RiverTrace and refinanced the property from 6% to 3.21%
Land partner's interest in five land parcels in Port Imperial (2Q 2016)	**100%** ownership in Parcels 11 (in construction), 8-9, 16, 1-3 Office, and Park Parcel (~1,000 units)
JV partner's interest in Port Imperial South Garage and Retail (2Q 2016)	**70%** ownership in Port Imperial Garage and Retail South up from 44%
Majority JV partner's interest in The Chase at Overlook Ridge (1Q 2016) and Land partner's interest in Overlook Ridge (2014)	**100%** ownership in The Chase at Overlook Ridge **100%** ownership in The Chase II at Overlook Ridge **100%** ownership in remaining land parcels (~800 units)

* Net of $33mm refinancing proceeds

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q4 2016 26

Portfolio Overview-
Repurposing Overview

Roseland's repurposing program has been successful in converting under preforming office holdings to higher valued residential use

Roseland's reputation and track record of public-private partnerships with local municipalities has led to previous repurposing achievements and we believe will generate future multifamily development approvals

- **Future Transfers:** Mack-Cali is seeking the transfer of six properties to RRT for designated repurposing activities in 2017

- **In-Construction (Recent Success):**
  - Q4 – 2015 on Signature Place in Morris Plains, NJ (197 units)
  - Q4 – 2016 on 150 Monument Road in Bala Cynwyd, PA (206 units)
  - Q4 – 2016 on 233 Canoe Brook Road in Short Hills, NJ (200 units; 240 keys)

- **Future Starts:** Roseland is seeking/finalizing approvals on additional repurposing developments. Current highlights:
  - RRT holdings: 345 units
  - Identified Candidates : 1,770 units

Bergen County (725 units) · Essex County (580 units) · Westchester County (290 units) · Morris County (175 units)



Signature Place Morris Plains, NJ
Apts: 197
Started: 4Q 2015



Bala Cynwyd, PA
Apts: 206
Started: 4Q 2016



Short Hills, NJ
Apts: 200
Started: 4Q 2016

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLES

Q4 2016 27

Financial Schedules Q4 2016

Financial Highlights-
RRT Balance Sheet

$ in thousands

	AS OF DEC 31, 2016	AS OF DEC 31, 2015
ASSETS		
Rental Property		
Land and Leasehold Interests	$210,697	$177,579
Buildings and Improvements	582,361	435,726
Construction in Progress	217,920	59,517
Furniture, Fixtures and Equipment	18,312	12,737
Total Gross Rental Property (1)	**1,029,290**	**685,559**
Less: Accumulated Depreciation	(41,186)	(30,642)
Net Investment in Rental Property	**988,104**	**654,917**
Rental Property Held for Sale, Net (1)	-	-
Total Property Investments	**988,104**	**654,917**
Cash and Cash Equivalents	17,186	6,802
Investments in Unconsolidated Joint Ventures	238,498	227,317
Unbilled Rents Receivable, net	165	43
Deferred Charges and Other Assets	33,736	28,589
Restricted Cash	3,280	2,607
Accounts Receivable	3,559	1,815
Total Assets	**1,284,528**	**$922,089**
LIABILITIES AND EQUITY		
LIABILITIES		
Mortgages, Loans Payable and Other Obligations (2)	$283,104	113,715
Accounts Pay, Accrued Expenses and Other Liabilities	36,945	32,569
Rents Recieved in Advance and Security Deposits	2,406	1,713
Accrued Interest Payable	420	282
Total Liabilities	**322,875**	**148,279**
EQUITY		
Partner's Capital/Stockholders' Equity	940,946	716,608
Non Controlling Interests in Consolidated Joint Ventures	20,707	57,202
Total equity	**961,653**	**773,810**
Total Liabilities and Equity	**1,284,528**	**$922,089**

Notes:
(1) Increase primarily resulting from Chase I and Portside 7 acquisitions ($175 million), in-construction development and repurposing expenditures ($198 million), and the transfer of Urby at Harborside land ($11 million) less Andover sale of property of ($39 million).
(2) Increase primarily resulting from Chase I and Portside 7 loans acquired and refinanced ($130 million), construction loan advances ($81 million) and repayment of land loans ($40 million).

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q4 2016 29

Financial Highlights- RRT Income Statement 30 $ in thousands Q4 2016 Notes: Includes net operating income after debt service from Consolidated Operating Communities of $4.3 million and $18.9 million, depreciation of $3.5 million and $13.3 million and amortization of in-place leases related to the acquisition of Chase I and Portside 7 of $400 thousand and $7 million for the three and twelve months ended December 31,2016, respectively. Includes realized gain on sale of Andover Place ($2.7 million) and unrealized loss of Capital Office Park land ($3.2 million). Three Months Ended Twelve Months Ended December 31, 2016 December 31, 2016 REVENUE: Base Rents $9,000 $36,721 Escalation and Recoveries from Tenants 344 1,324 Parking Income 1,642 6,672 Other Income 387 1,113 Total Revenue $11,373 $45,830 EXPENSES: Real Estate Taxes $1,747 $7,828 Utilities 721 2,778 Operating Services 3,033 11,743 Real Estate Service Expenses (Net) 665 1,817 General and Administrative 3,782 12,024 Acquisition Costs - 164 Depreciation and Amortization 4,910 24,571 Total Expenses $14,858 $60,925 Operating Income (1) ($3,485) ($15,095) OTHER (EXPENSE) INCOME: Interest Expense ($1,985) ($6,993) Interest and other investment income - 1 Equity in Earnings (Loss) in Unconsolidated Joint Ventures (1,061) (5,008) Gain on Change of Control of Interests - 15,347 Gain on Sale of Investment in Unconsolidated Joint Ventures - 5,670 Total Other (Expense) Income ($3,046) $9,017 Discontinued Operations (Net) Realized Gain/(Loss) and Unrealized (Loss) on Asset Dispositions (2) (7) (479) Net Income (Loss) ($6,538) ($6,557) Non-Controlling Interest in Consolidated Joint Ventures 146 967 Net Income Available to Common Shareholders ($6,392) ($5,590)

Financial Highlights- Debt Maturities

At year-end, Roseland's total indebtedness was $556mm comprised of $283mm consolidated debt and $273mm of allocated unconsolidated debt [1]

- Average fixed rate interest: 4.28%
- Average floating rate interest: 3.26%

Total leverage represents a 29% debt ratio assuming Roseland net equity of $1.35bn (see page 7)

$ in thousands
As of 12/31/16

Consolidated Debt Maturities	Fixed Rate	Floating Rate [2]	Total	% of Total	Weighted Average on Fixed Rate Debt	Weighted Average on Floating Rate Debt [2]
2017	$0	$26,642	$26,642	9.2%	N/A	3.0%
2018	0	49,627	49,627	17.2%	N/A	3.6%
2019	0	44,013	44,013	15.3%	3.1%	3.1%
2021	4,000	0	4,000	1.4%	4.4%	N/A
2023	131,498	0	131,498	45.6%	3.5%	N/A
Thereafter	32,600	0	32,600	11.3%	4.8%	N/A
Total Mortgages Payable per Balance Sheet	**$168,098**	**$120,282**	**$288,380** [3]	**100.0%**	**3.8%**	**3.3%**
Total Mortgage Deferred Finance Costs			(5,276)			
Total Mortgages Payable and Misc Obligations	**$168,098**	**$120,282**	**$283,104**			

Unconsolidated JV Debt Maturities	Fixed Rate	Floating Rate [2]	Total	% of Total	Weighted Average on Fixed Rate Debt	Weighted Average on Floating Rate Debt [2]
2017	0	17,606	17,606	6.4%	N/A	3.0%
2020	41,250	0	41,250	15.1%	3.2%	N/A
Thereafter	214,208	0	214,208	78.5%	4.8%	N/A
Total Unconsolidated JV mortgages payable [1]	**$255,458**	**$17,606**	**$273,064**	**100.0%**	**4.6%**	**3.0%**

Notes:
(1) Reflects debt at effective ownership percent. Excludes debt associated with Unconsolidated Subordinate Joint Ventures.
(2) Weighted average LIBOR rate for floating rate debt is 0.6162%.
(3) Includes approximately $93 million of actual construction loans balances as of December 31, 2016, which have a maximum loan balance of approximately $422 million.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q4 2016 31

Community Highlights Q4 2016

Financial Highlights-
Operating & Lease-Up Communities

As of December 31, 2016, Roseland had:

- Wholly-owned or joint venture interest in 4,109 stabilized operating apartments and 1,505 apartments in lease-up or repositioning stages (Total : 5,614 apartments)
- The stabilized portfolio had a leased percentage of 96.3%, compared to 97.9% in Q3
- M2 at Marbella in Jersey City, NJ began leasing in May 2016 and was 95.5% leased (stable) at quarter-end
- The Chase II at Overlook Ridge, MA began leasing in November 2016 and was 11% leased at quarter-end (current: 30%)
- Quarry Place at Tuckahoe, NY began leasing in November 2016, with full CO of 28 units, and was 12% leased at quarter-end (current: 25%)

Roseland has successfully converted its promoted interests via disposition, acquisition or ownership buy-ups. Recent achievements include:

- **Monaco, Jersey City, NJ**: Subsequent to quarter-end, Roseland reached an agreement to acquire its partners' majority and minority interests. Converting a 15% subordinate interest position to a wholly owned asset.
- **Estuary, Weehawken, NJ:** Subsequent to quarter-end, Roseland reached an agreement to dispose of its 7.5% subordinate interest
- **RiverTrace at Port Imperial**: Converted to a 22.5% heads-up, cash-flowing, JV in October 2016

- **As of Q1 2017, we are targeting a subordinate interest residential portfolio of no more than two (2) residential communities as compared to nine (9) communities at year-end 2015.**

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q4 2016

33

Financial Highlights- Operating Communities

$ in thousands

Operating Communities	Location	Ownership	Apartments	Rentable SF	Avg. Size	Year Complete	Percentage Leased Q4 2016	Percentage Leased Q3 2016	Average Revenue Per Home Q4 2016	Average Revenue Per Home Q3 2016	NOI Q4 2016	NOI Q3 2016	NOI YTD 2016
							Operating Highlights						
Consolidated													
Alterra at Overlook Ridge	Revere, MA	100.00%	722	663,139	918	2008	96.3%	98.2%	$1,921	$1,903	$2,039	$2,098	$8,784
The Chase at Overlook Ridge	Malden, MA	100.00%	371	337,060	909	2014	96.5%	98.9%	2,100	2,244	1,510	1,592	6,101
Park Square	Rahway, NJ	100.00%	159	184,957	1,163	2009	97.5%	97.5%	2,113	2,150	349	360	1,489
Riverwatch	New Brunswick, NJ	100.00%	200	147,852	739	1997	97.0%	98.5%	1,809	1,688	402	314	1,416
Portside at East Pier - 7	East Boston, MA	100.00%	175	156,091	892	2015	97.2%	99.4%	2,809	2,907	935	1,040	4,033
Consolidated		**100.00%**	**1,627**	**1,489,099**	**915**		**96.6%**	**98.5%**	**$2,062**	**$2,086**	**$5,235**	**$5,404**	**$21,823**
Joint Ventures													
RiverTrace at Port Imperial	West New York, NJ	22.50%	316	295,767	936	2014	94.9%	98.1%	$3,134	$3,170	$1,731	$1,781	$7,141
RiverPark at Harrison	Harrison, NJ	45.00%	141	125,498	890	2014	97.8%	95.0%	2,264	2,198	474	410	1,612
Station House	Washington, DC	50.00%	378	290,348	768	2015	93.9%	95.5%	2,792	2,748	$1,942	$1,818	6,437
Joint Ventures		**38.75%**	**835**	**711,613**	**852**		**94.9%**	**96.4%**	**$2,832**	**$2,815**	**$4,147**	**$4,009**	**$15,190**
Subordinate Interests (1)													
Marbella	Jersey City, NJ	24.27%	412	369,515	897	2003	97.1%	97.8%	$3,113	$3,156	$2,301	$2,481	$9,689
Monaco (2)	Jersey City, NJ	15.00%	523	475,742	910	2011	96.2%	98.3%	3,448	3,523	3,534	3,803	14,612
The Estuary (3)	Weehawken, NJ	7.50%	582	530,587	912	2014	97.3%	97.9%	3,223	3,258	3,811	3,343	13,916
Metropolitan at 40 Park	Morristown, NJ	12.50%	130	124,237	956	2010	93.8%	97.7%	3,346	3,357	806	825	3,176
Subordinate Interests		**14.47%**	**1,647**	**1,500,081**	**911**		**96.6%**	**98.0%**	**$3,277**	**$3,324**	**$10,452**	**$10,452**	**$41,393**
Total Residential - Stabilized		**53.27%**	**4,109**	**3,700,793**	**901**		**96.3%**	**97.9%**	**$2,706**	**$2,731**	**$19,834**	**$19,865**	**$78,406**
Lease-up / Repositions													
Consolidated													
The Chase II at Overlook Ridge	Malden, MA	100.00%	292	261,101	894	2016	11.0%	NA	NA	NA	(69)	NA	(69)
Quarry Place at Tuckahoe	Eastchester, NY	76.25%	108	105,509	977	2016	12.0%	NA	NA	NA	(67)	NA	(67)
Consolidated		**93.59%**	**400**	**366,610**	**917**		**11.3%**	**0.0%**	**$0**	**$0**	**($136)**	**$0**	**($136)**
Joint Ventures													
Crystal House (4)	Arlington, VA	25.00%	794	738,786	930	1962	92.4%	97.8%	$1,885	$1,829	$2,209	$2,012	$8,392
M2	Jersey City, NJ	24.27%	311	273,132	878	2016	95.5%	78.5%	3,038	3,064	1,669	1,216	2,686
Joint Ventures		**24.79%**	**1,105**	**1,011,918**	**916**		**93.3%**	**92.4%**	**$2,210**	**$2,177**	**$3,878**	**$3,228**	**$11,078**
Total Residential - Operating Communities (5)		**50.54%**	**5,614**	**5,079,321**	**905**		**89.63%**	**89.81%**	**$2,415**	**$2,427**	**$23,576**	**$23,093**	**$89,348**

Notes:
(1) Ownership represents Company participation after satisfaction of Priority Capital. See Capitalization Details schedule herein.
(2) Subsequent to year-end Roseland, reached an agreement to purchase partners' majority interest, converting the ownership from 15 percent to 100 percent.
(3) Subsequent to year-end Roseland, reached an agreement to sell its 7.5 percent subordinate interest.
(4) Unit count excludes 31 apartments offline until completion of all renovations; Percentage Leased excludes 84 units undergoing renovation.
(5) Excludes approximately 78,066 SF of ground floor retail.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q4 2016 34

Financial Highlights- Operating Communities

$ in thousands

Operating Communities	Ownership	Apartments	Project Debt: Outstanding Balance	Project Debt: Maximum Balance	Project Debt: Maturity Date	Project Debt: Interest Rate	Capital Balance Overview: MCRC Capital	Capital Balance Overview: Third Party Capital	Capital Balance Overview: Return Rate	Notes
Consolidated										
Alterra at Overlook Ridge	100.00%	722	$0	$0						(1)
The Chase at Overlook Ridge	100.00%	371	72,500	72,500	2/1/2023	3.625%				
Park Square	100.00%	159	27,500	27,500	4/10/2019	L+1.75%				
Riverwatch	100.00%	200	0	0						
Portside at East Pier - 7	100.00%	175	58,998	58,998	8/1/2023	3.44%				
Consolidated	**100.00%**	**1,627**	**$158,998**	**$158,998**						
Joint Ventures										
RiverTrace at Port Imperial	22.50%	316	$82,000	$82,000	11/10/2026	3.21%				
RiverPark at Harrison	45.00%	141	30,000	30,000	8/1/2025	3.70%	$1,416	$1,861	7.25%	
Station House	50.00%	378	100,700	100,700	7/1/2033	4.82%	45,908	45,751		
Joint Ventures	**38.75%**	**835**	**$212,700**	**$212,700**			**$47,324**	**$47,612**		
Subordinate Interests										
Marbella	24.27%	412	$95,000	$95,000	5/1/2018	4.99%	$125	$7,567	9.50%	(2),(3)
Monaco	15.00%	523	165,000	165,000	2/1/2021	4.19%	0	83,741	9.00%	(3)
The Estuary	7.50%	582	210,000	210,000	3/1/2030	4.00%	0	15,485	8.50%	(3)
Metropolitan at 40 Park	12.50%	130	37,640	37,640	9/1/2020	3.25%	695	21,671	9.00%	(3),(4)
Joint Ventures	**14.47%**	**1,647**	**$507,640**	**$507,640**			**$820**	**$128,464**		
Total Residential - Stabilized	**53.27%**	**4,109**	**$879,338**	**$879,338**			**$48,144**	**$176,076**		
Lease-up / Repositions										
Consolidated										
The Chase II at Overlook Ridge	100.00%	292	$34,708	$48,000	12/16/2018	L+2.25%				
Quarry Place at Tuckahoe	76.25%	108	26,642	28,750	3/30/2017	L+2.35%	25,860	852	8.00%	
Consolidated	**93.59%**	**400**	**$61,350**	**$76,750**			**$25,860**	**$852**		
Joint Ventures										
Crystal House	25.00%	794	$165,000	$165,000	4/1/2020	3.17%	$27,005	$81,016		(5)
M2	24.27%	311	72,544	77,400	3/30/2017	L+2.25%	16,159	50,717	9.00%	
Joint Ventures	**24.79%**	**1,105**	**$237,544**	**$242,400**			**$43,164**	**$131,733**		
Total Residential - Operating Communities	**50.54%**	**5,614**	**$1,178,232**	**$1,198,488**			**$117,168**	**$308,661**		

Notes:
(1) Subsequent to year-end the Company closed on a $100mm, 7-year interest-only loan at a 3.75 percent coupon.
(2) The MCRC Balance represents capital account held by Marbella Rosegarden, L.L.C., of which the Company owns a 48.53 percent interest.
(3) Includes preferred return on capital account.
(4) Equity Capital balances apply to Metropolitan at 40 Park. The MCRC balance represents capital account held by Rosewood Epsteins, L.L.C., of which the Company owns a 50 percent interest.
(5) Upon a capital event, the Company receives a promoted additional 25 percent interest over a 9.00 percent IRR to heads-up capital accounts.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q4 2016 35

Financial Highlights- Operating Commercial Assets

$ in thousands

Operating Commercial	Location	Ownership	Spaces	Rentable SF	Year Complete	Operating Highlights: Percentage Leased Q4 2016	Percentage Leased Q3 2016	NOI Q4 2016	NOI Q3 2016	NOI YTD 2016
Consolidated										
Port Imperial Garage South	Weehawken, NJ	70.00%	800	320,426	2013	NA	NA	$481	$513	$1,914
Port Imperial Retail South	Weehawken, NJ	70.00%		16,736	2013	53.5%	53.5%	25	(4)	(49)
Port Imperial Garage North	Weehawken, NJ	100.00%	786	304,617	2015	NA	NA	384	464	1,471
Port Imperial Retail North	Weehawken, NJ	100.00%		8,365	2015	100.0%	100.0%	75	42	117
Consolidated		**84.44%**		**650,144**		**69.0%**	**69.0%**	**$965**	**$1,015**	**$3,453**
Subordinate Interests										
Shops at 40 Park	Morristown, NJ	12.50%		50,973	2010	65.5%	65.5%	$209	$204	$818
Riverwalk at Port Imperial	West New York, NJ	20.00%		30,745	2008	64.0%	64.0%	129	171	652
Subordinate Interests		**15.32%**		**81,718**		**64.9%**	**64.9%**	**$338**	**$375**	**$1,470**
Total Commercial		**76.72%**		**731,862**		**68.54%**	**68.54%**	**$1,303**	**$1,390**	**$4,923**

Operating Commercial	Project Debt: Outstanding Balance	Maximum Balance	Maturity Date	Interest Rate	Capital Balance Overview: MCRC Capital	Third Party Capital	Return Rate	Notes
Consolidated								
Port Imperial Garage South	$32,600	$32,600	12/1/2029	4.78%	$1,163	$4,421		(1)
Port Imperial Retail South	4,000	4,000	12/1/2021	4.41%	0	0		
Port Imperial Garage North	0	0			0	0		
Port Imperial Retail North	0	0			0	0		
Consolidated	**$36,600**	**$36,600**			**$1,163**	**$4,421**		
Subordinate Interests								
Shops at 40 Park	$6,318	$6,318	8/13/2018	3.63%	$0	$0		(2)
Riverwalk at Port Imperial	0	0			0	5,878	9.00%	
Subordinate Interests	**$6,318**	**$6,318**			**$0**	**$5,878**		
Total Commercial	**$42,918**	**$42,918**			**$1,163**	**$10,299**		

Notes:
(1) Capital balance applies to both Port Imperial Garage South and Port Imperial Retail South.
(2) Equity Capital balances apply to Shops at 40 Park. The MCRC balance represents capital account held by Rosewood Epsteins, L.L.C., of which the Company owns a 50 percent interest.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLES

Q4 2016 36

Financial Highlights- In-Construction Communities As of December 31, 2016, Roseland had: Wholly owned or joint venture interests in 2,691 in-construction apartments and 372 hotel keys (10 projects) The in-construction portfolio is projected to produce stabilized NOI of $75.8 million; Roseland’s average ownership is approximately 94% After projected debt service of approximately $33 million, Roseland’s estimated share of net cash flow is approximately $38 million We envision lease-up commencement of Urby at Harborside in Q1 2017 Roseland has a remaining equity capital commitment to the buildout of this portfolio of approximately $95mm (1): 37 Q4 2016 Notes: Net of anticipated construction loans. 233 Canoe Brook (Apts) $36 150 Monument Road 20 RiverHouse 11 at Port Imperial 18 51 Washington Street 16 Other Projects 5 Total $95

Financial Highlights-
In-Construction Communities

$ in thousands

				Project Capitalization - Total				Capital as of 4Q-16		Development Schedule				
Community	Location	Ownership	Apartment Homes/Keys	Costs	Debt	MCRC Capital	Third Party Capital	Costs	MCRC Capital	Start	Initial Occupancy	Project Stabilization	Projected Stabilized NOI	Projected Stabilized Yield
Consolidated														
Marriott Hotels at Port Imperial	Weehawken, NJ	90.00%	372	129,600	94,000	32,040	3,560	53,911	32,406 (1)	Q3 2015	Q2 2018	Q2 2019	13,000	10.03%
Residences at City Square	Worcester, MA	100.00%	365	92,015	58,000	34,015	0	33,239	32,089	Q3 2015	Q4 2017	Q4 2018	5,942	6.46%
Signature Place at Morris Plains	Morris Plains, NJ	100.00%	197	58,651	42,000	16,651	0	20,133	16,651	Q4 2015	Q4 2017	Q3 2018	3,894	6.64%
Portside 5/6	East Boston, MA	100.00%	296	111,388	73,000	38,388	0	36,553	35,340	Q4 2015	Q2 2018	Q2 2019	6,882	6.18%
RiverHouse 11 at Port Imperial	Weehawken, NJ	100.00%	295	123,984	78,000	45,984	0	43,380	27,910	Q1 2016	Q1 2018	Q1 2019	7,693	6.20%
51 Washington Street	Conshohocken, PA	100.00%	310	89,440	53,664	35,776	0	20,338	20,285	Q3 2016	Q2 2019	Q2 2020	5,370	6.00%
233 Canoe Brook (Apts)	Short Hills, NJ	100.00%	200	82,642	43,470	39,172	0	3,082	2,948	Q4 2016	Q3 2019	Q3 2020	6,326	7.65%
150 Monument Road	Bala Cynwyd, PA	100.00%	206	59,308	35,585	23,723	0	4,098	3,578	Q4 2016	Q4 2019	Q4 2020	3,643	6.14%
Consolidated		**98.34%**	**2,241**	**$747,028**	**$477,719**	**$265,749**	**$3,560**	**$214,734**	**$171,207**				**$52,750**	**7.01%**
Joint Ventures														
Urby at Harborside	Jersey City, NJ	85.00%	763	320,305	192,000	109,059	19,246	301,086	109,059	Q4 2013	Q1 2017	Q4 2018	21,803	6.81%
Lofts at 40 Park	Morristown, NJ	25.00%	59	17,972	13,950	2,011	2,011	3,286	1,740	Q3 2016	Q1 2018	Q1 2019	1,208	6.72%
Joint Ventures		**80.69%**	**822**	**$338,277**	**$205,950**	**$111,070**	**$21,257**	**$304,372**	**$110,799**				**$23,011**	**6.80%**
Total In-Construction Communities		**93.60%**	**3,063**	**$1,085,305**	**$683,669**	**$376,819**	**$24,817**	**$519,106**	**$282,006**				**$75,761**	**6.98%** (2)

Notes:
(1) Includes temporary advance of $366K.
(2) Projected stabilized yield without the hotel project is 6.53 percent.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q4 2016 38

Financial Highlights-
In-Construction Communities

$ in thousands

			Project Debt					Current Capital Balance Overview (1)		
Community	Ownership	Apartment Homes/Keys	Outstanding Balance	Maximum Balance	Maturity Date	Interest Rate		MCRC Capital	Third Party Capital	Return Rate
Consolidated										
Marriott Hotels at Port Imperial	90.00%	372	$14,919	$94,000	10/6/2018	L+4.50%		$35,208	$3,914	8.00%
Residences at City Square	100.00%	365	0	58,000	12/10/2019	L+2.50%		32,089	0	
Signature Place at Morris Plains	100.00%	197	2,440	42,000	5/20/2019	L+2.35%		16,651	0	
Portside 5/6	100.00%	296	0	73,000	9/19/2019	L+2.50%		35,340	0	
RiverHouse 11 at Port Imperial	100.00%	295	14,073	78,000	11/24/2019	L+2.35%		27,910	0	
51 Washington Street	100.00%	310	0	0			(2)	20,285	0	
233 Canoe Brook (Apts)	100.00%	200	0	0			(2)	2,948	0	
150 Monument Road	100.00%	206	0	0			(2)	3,578	0	
Consolidated	**98.34%**	**2,241**	**$31,432**	**$345,000**				**$174,009**	**$3,914**	
Joint Ventures										
Urby at Harborside	85.00%	763	$155,186	$192,000	8/1/2029	5.197%		$109,059	$19,246	
Lofts at 40 Park	25.00%	59	0	0			(3)	1,740	1,740	
Joint Ventures	**80.69%**	**822**	**$155,186**	**$192,000**				**$110,799**	**$20,986**	
Total In-Construction Communities	**93.60%**	**3,063**	**$186,618**	**$537,000**				**$284,808**	**$24,900**	

Notes:
(1) Includes accrued preferred return.
(2) We forecast construction loan commitments of approximately $133mm.
(3) Subsequent to year-end, RRT closed $13.95mm three year, interest only note at LIBOR plus 250 basis points.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q4 2016 39

As of December 31, 2016 the Company had a future development portfolio of approximately 10,340 apartments. 2017 target starts, representing average target ownership of 78.57%, are located in close proximity to operating RRT assets or in identified premier suburban markets Financial Highlights- 2017 Starts 40 Q4 2016 Notes: Roseland is under negotiations to increase its current 20 percent ownership to 40 percent. Roseland has a signed acquisition agreement, subject to certain conditions. Current Scheduled 2017 Starts Location Apartments Ownership Start PI North - Building C (1) West New York, NJ 363 40.00% Q2 2017 Overlook IIIC Malden, MA 314 100.00% Q3 2017 Freehold (2) Freehold, NJ 400 100.00% Q4 2017 Crystal House - III Arlington, VA 252 50.00% Q4 2017 PI South - Building 8/9 Weehawken, NJ 275 100.00% Q4 2017 2017 Starts 1,604 78.57%

Financial Highlights-
Future Start Communities

Future Developments	Location	Apartment	Current Ownership	Projected Const Start
PI South - Building 16	Weehawken, NJ	131	100.00%	Future
PI South - Office 1/3 (1)	Weehawken, NJ	N/A	100.00%	Future
PI South - Park Parcel	Weehawken, NJ	224	100.00%	Future
Urby at Harborside - II	Jersey City, NJ	750	85.00%	Future
Urby at Harborside - III	Jersey City, NJ	750	85.00%	Future
Plaza 8 (2)	Jersey City, NJ	650	50.00%	Future
Plaza 9 (2)	Jersey City, NJ	650	50.00%	Future
Liberty Landing Phase I	Jersey City, NJ	265	50.00%	Future
Liberty Landing - Future Phases	Jersey City, NJ	585	50.00%	Future
PI South - Building 2	Weehawken, NJ	200	50.00%	Future
San Remo (3)	Jersey City, NJ	250	33.33%	Future
PI North - Riverbend 6	West New York, NJ	471	20.00%	Future
PI North - Building I	West New York, NJ	224	20.00%	Future
PI North - Building J	West New York, NJ	141	20.00%	Future
Subtotal - Hudson River Waterfront		**5,291**		
Overlook IIIA	Malden, MA	445	100.00%	Future
Overlook IV	Malden, MA	45	100.00%	Future
Portside 1-4	East Boston, MA	300	100.00%	Future
Subtotal - Boston Metro		**790**		

Notes:

(1) Approved for approximately 290,000 square feet of office space.

(2) Subsequent to year-end ownership increased from 50 percent to 100 percent.

(3) Ownership subject to change based on final negotiation.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q4 2016 41

Financial Highlights- Future Start Communities (cont.) 42 Q4 2016 Notes: Includes 1,770 Identified Repurposing opportunities, with target transfers in 2017. Current Projected Future Developments Location Apartment Ownership Const Start 233 Canoe Brook Road - Hotel Short Hills, NJ 240 100.00% Future 1633 Littleton (repurposing) Parsippany, NJ 345 100.00% Future Identified Repurposing A Bergen County, NJ 300 100.00% Future Identified Repurposing B Bergen County, NJ 200 100.00% Future Identified Repurposing C Bergen County, NJ 225 100.00% Future Identified Repurposing D Essex County, NJ 300 100.00% Future Identified Repurposing E Westchester County, NY 290 100.00% Future Identified Repurposing F-I Essex County, NJ 140 100.00% Future Identified Repurposing F-2 Essex County, NJ 140 100.00% Future Identified Repurposing G Morris County, NJ 175 100.00% Future Subtotal - Northeast Corridor 2,355 Crystal House - Future Arlington, VA 300 50.00% Future Subtotal - Washington, DC 300 Total Predevelopment and Future Developments (1) 10,340

Definitions

Average Revenue Per Home: Calculated as total apartment revenue for the quarter ended December 31, 2016, divided by the average percent occupied for the quarter ended December 31, 2016, divided by the number of apartments and divided by three.

Consolidated Operating Communities: Wholly owned communities and communities whereby the Company has a controlling interest.

Future Development: Represents land inventory currently owned or controlled by the Company.

Identified Repurposing Communities: Communities not currently owned by RRT, which have been identified for transfer from Mack-Cali to RRT for residential repurposing.

In-Construction Communities: Communities that are under construction and have not yet commenced initial leasing activities.

Lease-Up Communities: Communities that have commenced initial operations but have not yet achieved Project Stabilization.

MCRC Capital: Represents cash equity that the Company has contributed or has a future obligation to contribute to a project.

Net Asset Value (NAV): We consider NAV to be a useful metric for investors to estimate the fair value of the Roseland platform. The metric represents the net projected value of the Company's interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company.

Net Operating Income (NOI): Total property revenues less real estate taxes, utilities and operating expenses.

Operating Communities: Communities that have achieved Project Stabilization.

Percentage Leased: The percentage of apartments that are either currently occupied or vacant apartments leased for future occupancy.

Predevelopment Communities: Communities where the Company has commenced predevelopment activities that have a near-term projected project start.

Project Completion: As evidenced by a certificate of completion by a certified architect or issuance of a final or temporary certificate of occupancy.

Project Stabilization: Lease-Up communities that have achieved over 95 Percentage Leased for six consecutive weeks.

Projected Stabilized NOI: Pro forma NOI for Lease-Up, In-Construction or Future Development communities upon achieving Project Stabilization

Projected Stabilized Yield: Represents Projected Stabilized NOI divided by Total Costs.

Repurposing Communities: Commercial holdings of the Company which have been targeted for rezoning from their existing office to new multi-family use and have a likelihood of achieving desired rezoning and project approvals.

Subordinated Joint Ventures: Joint Venture communities where the Company's ownership distributions are subordinate to payment of priority capital preferred returns.

Third Party Capital: Capital invested other than MCRC Capital.

Total Costs: Represents full project budget, including land and developer fees, and interest expense through Project Completion.

ROSELAND
RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q4 2016

43

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS The Company considers portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target”, “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the factors about which the Company has made assumptions are: -risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants and residents; -the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis; -the extent of any tenant bankruptcies or of any early lease terminations; -The Company’s ability to lease or re-lease space at current or anticipated rents; -changes in the supply of and demand for the Company’s properties; -changes in interest rate levels and volatility in the securities markets; -The Company’s ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment; -forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, and projected revenue and income; -changes in operating costs; -The Company’s ability to obtain adequate insurance, including coverage for terrorist acts; -The Company’s credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense; -changes in governmental regulation, tax rates and similar matters; and -other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in MCRC’s Annual Report on Form 10-K for the year ended December 31, 2015. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Mack-Cali Reality Corporation (“MCRC”). Any offers to sell or solicitations of the MCRC shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Annual on Form 10-K (the “10-K”) filed by the MCRC for the same period with the Securities and Exchange Commission (the “SEC”) and all of the MCRC’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-K, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-K and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification. 44 Q4 2016

Q4 2016